UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

ML JWH STRATEGIC ALLOCATION FUND L.P.
(Exact name of each Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28928 (Commission File Number)	13-3887922 (IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC Princeton Corporate Campus 800 Scudders Mill Road – Section 2G Plainsboro, New Jersey 08536 (Address of principal executive offices) (Zip Code)

(609) 282-6091
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 20, 2007, Merrill Lynch Alternative Investments LLC (“MLAI”), general partner of ML JWH Strategic Allocation Fund L.P. (the “Fund”), issued an announcement to its investors relating to the restructuring of the Fund, effective June 1, 2007.  As part of the restructuring, the Fund will:

•	Change its name;
•
The Fund’s assets will be reinvested with four commodity trading advisors who employ a variety of systematic models with an emphasis on a style of investment commonly referred to as “diversified trend following” and will no longer utilize the services of John W. Henry & Company, Inc., the Fund’s current commodity trading advisor; and

•	Deregister the Fund under the Securities Act of 1933, as amended, but retain the Fund’s registration under the Securities Exchange Act of 1934, as amended.

Limited Partnership Units of the Fund will no longer be publicly offered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML JWH STRATEGIC ALLOCATION FUND L.P.

By: Merrill Lynch Alternative Investments, LLC
its General Partner

By: Barbra Kocsis
Name: Barbra Kocsis
Title: Authorized Signatory

Date:  April 26, 2007